UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

TEAM FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-132495	20-3818106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HEALTH FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-132495-53	20-3818041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Winston Road Knoxville, Tennessee 37919		37919
(Address of principal executive offices)		(Zip Code)

(800) 342-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 21, 2009, Stephen Sherlin, the Chief Compliance Officer of Team Finance LLC (the “Company”), informed the Company that he intends to retire from the Company, effective May 2010. The Company will work with Mr. Sherlin on the transition of his position’s responsibilities to the organization’s next compliance leader.

A copy of the press release announcing Mr. Sherlin’s retirement is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release, dated as of September 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

TEAM FINANCE LLC

Date: September 24, 2009	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Chief Financial Officer

HEALTH FINANCE CORPORATION

Date: September 24, 2009	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Chief Financial Officer